                                                            EXHIBIT 10.1.19.4
                                                                    ---------
                                 THIRD AMENDMENT

     THIS THIRD AMENDMENT dated as of June 28, 2000 (this "Amendment") is to the Credit Agreement (as heretofore amended, the "Credit Agreement") dated as of August 3, 1999 among UNITED AUTO GROUP, INC., a Delaware corporation (the "Company"), various financial institutions (the "Lenders") and CHRYSLER FINANCIAL COMPANY, L.L.C., as agent for the Lenders (the "Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined in the Credit Agreement.

     WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

     SECTION 1 AMENDMENTS. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below):

     1.1 (a) The following definitions in Section 1.1 of the Credit Agreement shall be amended and restated in their entireties to read as follows:

          Acquisition Commitment Amount means, on any date, (x) $390,000,000, as reduced from time to time pursuant to Section 6.1 minus (y) the Revolving Outstandings on such date.

          Commitment means, as to any Lender, such Lender's commitment to make Loans, and to issue or participate in Letters of Credit, under this Agreement. The initial amount of each Lender's Pro Rata Share of the Revolving Commitment Amount and the Acquisition Commitment Amount is set forth on Schedule 2.1.

          Revolving Commitment Amount means $125,000,000, as reduced from time to time pursuant to Section 6.1.

     (b) The definitions of "Term Commitment Amount" and "Term Commitment Termination Date" shall be deleted from Section 1.1 of the Credit Agreement.

     1.2 Section 2.1.4 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

          2.1.4 Term Loans. Each Lender has heretofore made term loans to the Company (each such loan, a "Term Loan") in such Lender's Pro Rata Share of $186,000,000. No amount paid or prepaid with respect to any Term Loan may be reborrowed.

     1.3 Section 3.1 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

          3.1 Notes. The Loans of each Lender shall be evidenced by a promissory note (each a "Note") substantially in the form set forth in Exhibit A, with appropriate insertions, payable to the order of such Lender as follows:

          (a) each Revolving Loan and Acquisition Loan of such Lender shall be paid in full on the Revolving Termination Date; and

          (b) each Term Loan of such Lender shall be paid in installments equal to such Lender's Pro Rata Share of the aggregate principal amount of the installments of the Term Loans to be paid on the following dates:

          Payment Date                       Payment Amount
          ------------                       --------------
          December 23, 2001                  $25,000,000 (or, if less, the aggregate amount of
                                                      all Term Loans then outstanding)
          December 23, 2003                  $25,000,000 (or, if less, the aggregate amount of
                                                      all Term Loans then outstanding)
          December 23, 2005                  $25,000,000 (or, if less, the aggregate amount of
                                                      all Term Loans then outstanding)
          Term Loan Termination Date         The aggregate amount of all Term Loans then
                                             outstanding.

     1.4 Sections 6.1(c) and (d) of the Credit Agreement shall be amended and restated to read in their entireties as follows:

          (c) [intentionally left blank].

          (d) All reductions of the Revolving Commitment Amount and the Acquisition Commitment Amount shall reduce the Commitments pro rata among the Lenders according to their respective Pro Rata Shares.

     1.5 Section 6.3 of the Credit Agreement shall be amended and restated to read in its entirety as follows: "6.3 [intentionally left blank]".

     1.6 Section 9.10 of the Credit Agreement shall be amended by (i) changing the designation of subclause (4) thereof from "(4)" to "(5)", (ii) deleting the words "clauses (1)-(3)" where they appear and inserting the words "clauses (1)-
(4)" in lieu thereof and (iii) adding the following immediately following the parenthetical phrase at the end of subclause (3) thereof

            (4) after giving effect to such Acquisition, at least 16% of the total consideration (including cash and noncash purchase price, liabilities assumed, deferred purchase price, noncompetition payments and the like) paid by the Company in respect of all Acquisitions consummated after June 28, 2000 at any time has been paid otherwise than by means of any Debt incurred by the Company or any Subsidiary (provided that, for purposes of this clause (4) only, "Debt" shall not include Acquisition Loans and Revolving Loans to the extent that the aggregate principal amount of all Acquisition Loans and Revolving Loans is less than or equal to $200,000,000).

     1.7 Section 13.1 of the Credit Agreement shall be amended by deleting clause (i) of such Section and inserting the following in lieu thereof "(i) increase the Revolving Commitment Amount or the Acquisition Commitment Amount".

     1.8 Schedule 2.1 to the Credit Agreement is replaced by Schedule 2.1 hereto.

     SECTION 2 REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Agent and the Lenders that (a) the representations and warranties made in Section 8 of the Credit Agreement are true and correct on and as of the Amendment Effective Date with the same effect as if made on and as of the Amendment Effective Date (except to the extent relating solely to an earlier date, in which case they were true and correct as of such earlier date); (b) no Event of Default or Unmatured Event of Default exists or will result from the execution of this Amendment; (c) the execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under the Credit Agreement as amended hereby (as so amended, the "Amended Credit Agreement") (i) are within the corporate powers of the Company, (ii) have been duly authorized by all necessary corporate action, (iii) have received all necessary approval from any governmental authority and (iv) do not and will not contravene or conflict with any provision of any law, rule or regulation or any order, decree, judgment or award which is binding on the Company or any of its Subsidiaries or of any provision of the certificate of incorporation or bylaws of the Company or of any agreement, indenture, instrument or other document which is binding on the Company or any of its Subsidiaries; and (d) the Amended Credit Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

     SECTION 3 EFFECTIVENESS. The amendments set forth in Section 1 above shall become effective on such date (the "Amendment Effective Date") when the Agent shall have received (a) a counterpart of this Amendment executed by the Company and the Required Lenders and (b) each of the following documents, each in form and substance reasonably satisfactory to the Agent:

     3.1 Reaffirmation. A Reaffirmation of Loan Documents in the form attached hereto as Exhibit A executed by each Loan Party other than the Company.

     3.2 Opinion of Counsel. An opinion of counsel or counsels reasonably satisfactory to the Agent.

     3.3 Other Documents. Such other documents as the Agent or any Lender may reasonably request.

     SECTION 4  MISCELLANEOUS.

     4.1 Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references in the Credit Agreement, the Notes, each other Loan Document and any similar document to the "Credit Agreement" or similar terms shall refer to the Amended Credit Agreement.

     4.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

     4.3 Expenses. The Company agrees to pay the reasonable costs and expenses of the Agent (including reasonable fees and disbursements of counsel, including, without duplication, the allocable costs of internal legal services and all disbursements of internal legal counsel) in connection with the preparation, execution and delivery of this Amendment.

     4.4 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be wholly performed within the State of New York.

     4.5 Successors and Assigns. This Amendment shall be binding upon the Company, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Agent and the successors and assigns of the Lenders and the Agent.

     Delivered as of the day and year first above written.

                                      UNITED AUTO GROUP, INC.

                                      By
                                        ----------------------------------------
                                      Title
                                           -------------------------------------

                                      CHRYSLER FINANCIAL COMPANY, L.L.C., as
                                      Agent and as a Lender

                                      By
                                        ----------------------------------------
                                      Title
                                           -------------------------------------

                                  SCHEDULE 2.1

                           LENDERS AND PRO RATA SHARES

                            Pro Rata Share     Pro Rata Share
                             of Revolving      of Acquisition
                              Commitment         Commitment                          Pro Rata
 Lender                         Amount             Amount          Term Loans         Share
 ------                         ------             ------          ----------         -----

 Chrysler Financial           $125,000,000      $390,000,000      $186,000,000        100%
 Company L.L.C.

 TOTALS                       $125,000,000      $390,000,000      $186,000,000        100%

                                                                       EXHIBIT A

                                REAFFIRMATION OF
                                 LOAN DOCUMENTS

                                  June 28, 2000

Chrysler Financial Company, L.L.C., as Agent and the other parties to the Credit Agreement referred to below
                          RE:  REAFFIRMATION OF LOAN DOCUMENTS

Ladies and Gentlemen:

     Please refer to:

          1. The Pledge Agreement dated as of October 8, 1999 (the "Pledge Agreement") among United Auto Group, Inc. ("UAG"), various of its subsidiaries and Chrysler Financial Company, L.L.C., in its capacity as Agent (in such capacity, the "Agent");

          2. The Guaranty dated as of October 8, 1999 (the "Guaranty") executed in favor of the Agent and various other parties by all subsidiaries of UAG; and

          3. The Security Agreement dated as of October 8, 1999 (the "Security Agreement") among UAG, its subsidiaries and the Agent.

     The Guaranty, the Pledge Agreement, the Security Agreement and the Credit Agreement referred to below are collectively referred to herein as the "Loan Documents". Capitalized terms not otherwise defined herein will have the meanings given in the Credit Agreement referred to below.

     Each of the undersigned acknowledges that the Company, the Lenders and the Agent have executed the Third Amendment (the "Amendment") to the Credit Agreement dated as of August 3, 1999 (as heretofore amended, as so amended and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

     Each of the undersigned hereby (i) consents and agrees to the amendments to the Loan Documents to which such undersigned is a party contained in the Amendment and (ii) confirms that each Loan Document to which such undersigned is a party remains in full force and effect after giving effect to the effectiveness of the Amendment and that, upon such effectiveness, all references in such Loan Document to the "Credit Agreement" shall be references to the Credit Agreement as amended by the Amendment.

     The letter agreement may be signed in counterparts and by the various parties as herein on separate counterparts. This letter agreement shall be governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

                                    UAG NORTHEAST, INC.
                                    DIFEO PARTNERSHIP, INC.
                                    DIFEO PARTNERSHIP HCT, INC.
                                    DIFEO PARTNERSHIP SCT, INC.
                                    DIFEO PARTNERSHIP RCT, INC.
                                    DIFEO PARTNERSHIP RCM, INC.
                                    DIFEO PARTNERSHIP VIII, INC.
                                    DIFEO PARTNERSHIP IX, INC.
                                    DIFEO PARTNERSHIP X, INC.
                                    UAG HUDSON, INC.
                                    SOMERSET MOTORS INC.
                                    UAG NORTHEAST BODY SHOP, INC.
                                    UAG NORTHEAST (NY), INC.
                                    UNITED LANDERS, INC.
                                    LANDERS AUTO SALES, INC.
                                    LANDERS UNITED AUTO GROUP NO. 2, INC.
                                    LANDERS UNITED AUTO GROUP, INC.
                                    LANDERS UNITED AUTO GROUP NO. 3, INC.
                                    LANDERS UNITED AUTO GROUP NO. 4, INC.
                                    LANDERS UNITED AUTO GROUP NO. 6, INC.
                                    LANDERS BUICK-PONTIAC, INC.
                                    LANDERS FORD NORTH, INC.
                                    UNITED AUTO GROUP, INC.
                                    UAG ATLANTA, INC.
                                    UAG DULUTH, INC.
                                    UAG ATLANTA II, INC.
                                    UNITED NISSAN, INC. (GA)
                                    UNITED NISSAN, INC. (NV)
                                    UNITED NISSAN, INC. (TN)
                                    UAG ATLANTA III, INC.
                                    PEACHTREE NISSAN, INC.
                                    UAG ATLANTA IV, INC.
                                    UAG ATLANTA IV MOTORS, INC.
                                    UAG ATLANTA V, INC.
                                    CONYERS NISSAN, INC.
                                    UAG ATLANTA VI, INC.
                                    UNITED  JEEP  CHRYSLER  PLYMOUTH  OF
                                       STONE MOUNTAIN, INC.
                                    UNITED MAZDA, INC.
                                    UAG TENNESSEE, INC.

                                    UAG WEST, INC.
                                    SA AUTOMOTIVE, LTD.
                                    SL AUTOMOTIVE, LTD.
                                    SPA AUTOMOTIVE, LTD.
                                    LRP, LTD.
                                    SUN MOTORS, LTD.
                                    SCOTTSDALE MANAGEMENT GROUP, LTD.
                                    SAU AUTOMOTIVE, LTD.
                                    SK MOTORS, LTD.
                                    KMT/UAG, INC.
                                    RELENTLESS PURSUIT ENTERPRISES, INC.
                                    TRI-CITY LEASING, INC.
                                    HT AUTOMOTIVE LTD.
                                    UAG NEVADA, INC.
                                    UAG TEXAS, INC.
                                    UAG TEXAS II, INC.
                                    UAG EAST, INC.
                                    WESTBURY SUPERSTORE, LTD.
                                    WESTBURY NISSAN LTD.
                                    PALM AUTO PLAZA, INC.
                                    FLORIDA CHRYSLER PLYMOUTH, INC.
                                    WEST PALM NISSAN, INC.
                                    WEST PALM INFINITI, INC.
                                    NORTHLAKE AUTO FINISH, INC.
                                    J & S AUTO REFINISHING, LTD.
                                    J&S IMPORTS, INC.
                                    WEST PALM AUTO MALL, INC.
                                    AUTO MALL PAYROLL SERVICES, INC.
                                    AUTO MALL STORAGE, INC.
                                    AMITY AUTO PLAZA, LTD.
                                    AMITY NISSAN OF MASSAPEQUA, LTD.
                                    UAG CAROLINA, INC.
                                    REED-LALLIER CHEVROLET, INC.
                                    MICHAEL CHEVROLET-OLDSMOBILE, INC.
                                    GENE REED CHEVROLET, INC.
                                    UNITEDAUTO   DODGE   OF   SHREVEPORT,
                                       INC.
                                    UAG MEMPHIS, INC.
                                    COVINGTON PIKE DODGE, INC.
                                    UAG GRACELAND, INC.
                                    THE NEW GRACELAND DODGE, INC.
                                    UAG GRACELAND II, INC.
                                    UAG MEMPHIS II, INC.
                                    UAG MEMPHIS III, INC.

                                    UAG MEMPHIS IV, INC.
                                    UAG MEMPHIS V, INC.
                                    UAG KNOXVILLE, INC.
                                    UAG KNOXVILLE II, INC.
                                    UAG-CARIBBEAN, INC.
                                    UAG YOUNG, INC.
                                    DAN YOUNG INC.
                                    DAN YOUNG CHEVROLET INC.
                                    YOUNG MANAGEMENT GROUP, INC.
                                    PARKWAY CHEVROLET, INC.
                                    UAG YOUNG II, INC.
                                    UAG CENTURY MOTORS, INC.
                                    UAG PARAMOUNT MOTORS, INC.
                                    UAG KISSIMMEE MOTORS, INC.
                                    UAG CITRUS, INC.
                                    UAG CLASSIC, INC.
                                    CLASSIC AUTO GROUP, INC.
                                    CHERRY HILL CLASSIC CARS, INC.
                                    CLASSIC OF CHERRY HILL, INC.
                                    CLASSIC MANAGEMENT COMPANY, INC.
                                    CLASSIC CHEVROLET, INC.
                                    CLASSIC ENTERPRISE, INC.
                                    CLASSIC AUTO GROUP HOLDINGS, INC.
                                    CLASSIC IMPORTS, INC.
                                    UNITEDAUTO ENTERPRISES, INC.
                                    UNITED AUTOCARE, INC.
                                    UNITED AUTOCARE PRODUCTS, INC.
                                    UNITEDAUTO FOURTH FUNDING INC.
                                    UNITEDAUTO FIFTH FUNDING INC.
                                    AUTO LEASING CORPORATION
                                    UAG FINANCE COMPANY, INC.
                                    CLASSIC MOTOR SALES LLC
                                    D. YOUNG CHEVROLET LLC
                                    DAN YOUNG MOTORS LLC
                                    DAN YOUNG TIPTON LLC
                                    UAG YOUNG AUTOMOTIVE GROUP LLC

                                     UAG LANDERS, INC.
                                     YOUNG AUTOMOTIVE HOLDINGS LLC
                                     EUROPA AUTO IMPORTS, INC.
                                     UAG LAKE NORMAN, LLC
                                     UAG INDIANAPOLIS, LLC
                                     MOTORCARS ACQUISITION, LLC
                                     MOTORCARS ACQUISITION II, LLC
                                     MOTORCARS ACQUISITION III, LLC
                                     SCOTTSDALE FERRARI, LLC

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                                     DIFEO HYUNDAI PARTNERSHIP
                                     DIFEO NISSAN PARTNERSHIP
                                     DIFEO CHRYSLER PLYMOUTH JEEP EAGLE
                                        PARTNERSHIP
                                     DIFEO LEASING PARTNERSHIP
                                     DIFEO CHEVROLET-GEO PARTNERSHIP
                                     J&F OLDSMOBILE PARTNERSHIP
                                     DANBURY AUTO PARTNERSHIP
                                     FAIR HYUNDAI PARTNERSHIP
                                     FAIR CHEVROLET-GEO PARTNERSHIP
                                     DANBURY CHRYSLER PLYMOUTH
                                        PARTNERSHIP
                                     DIFEO TENAFLY PARTNERSHIP
                                     By: DIFEO PARTNERSHIP, INC.
                                         a general partner

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                                     OCT PARTNERSHIP
                                     By: DIFEO PARTNERSHIP VIII, INC.
                                         a general partner

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                                     OCM PARTNERSHIP
                                     By: DIFEO PARTNERSHIP IX, INC.
                                         a general partner

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                                     HUDSON MOTORS PARTNERSHIP
                                     By: DIFEO PARTNERSHIP HCT, INC.
                                         a general partner

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                                     COUNTY AUTO GROUP PARTNERSHIP
                                     By: DIFEO PARTNERSHIP RCT, INC.
                                         a general partner

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                                     SOMERSET MOTORS PARTNERSHIP
                                     By: DIFEO PARTNERSHIP SCT, INC.
                                         a general partner

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                                     ROCKLAND MOTORS PARTNERSHIP
                                     By: DIFEO PARTNERSHIP RCM, INC.
                                         a general partner

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                                     6725 AGENT PARTNERSHIP
                                     By: SAU AUTOMOTIVE, LTD.
                                         a general partner

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                                     SHANNON AUTOMOTIVE, LTD.
                                     By: UAG TEXAS, INC.
                                         a general partner

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                                     DAN YOUNG TIPTON, LLC
                                     By: DAN YOUNG, INC.
                                         Member

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                                     YOUNG AUTOMOTIVE HOLDINGS, LLC
                                     UAG YOUNG AUTOMOTIVE GROUP, LLC
                                     D. YOUNG CHEVROLET, LLC
                                     UAG OLDSMOBILE OF INDIANA, LLC
                                     By: UAG YOUNG, INC.
                                         Member

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                                     DAN YOUNG MOTORS LLC
                                     By: DAN YOUNG CHEVROLET, INC.
                                         Member

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                                     UAG CITRUS MOTORS, LLC
                                     By: UAG CITRUS, INC.
                                         Member

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                                     CLASSIC MOTOR SALES, LLC
                                     CLASSIC ENTERPRISES, LLC
                                     CLASSIC NISSAN OF TURNERSVILLE, LLC
                                     By: UAG CLASSIC, INC.
                                         Member

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                                     LANDERS UNITED AUTO GROUP
                                        NO. 5, INC.
                                     BPT HOLDINGS, INC.
                                     LANDERS FORD, INC
                                     NATIONAL CITY FORD, INC.
                                     CENTRAL FORD CENTER, INC.
                                     PIONEER FORD SALES, INC.

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

ACKNOWLEDGED AND AGREED
as of the date first written above

CHRYSLER FINANCIAL COMPANY, L.L.C.,
as Agent

By:
   ----------------------------------------
Title:
      -------------------------------------